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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) MARCH 23, 2001
                                                          --------------

                                NRG ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


             000-25569                                41-1724239
     ------------------------             ---------------------------------
     (Commission File Number)             (IRS Employer Identification No.)


    901 MARQUETTE AVENUE, SUITE 2300              MINNEAPOLIS, MN 55402
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(Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
                                                            ------------



          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS


     On March 23, 2001, NRG Energy Inc. announced its appointment of W. Mark Hart to the position of Senior Vice President, NRG Energy and President, NRG Europe and Latin America. Mr. Hart will oversee NRG Energy's European and Latin American portfolio as well as business development in those regions.

The press release reporting NRG Energy's appointment of W. Mark Hart to the position of Senior Vice President is filed with this Form 8-K as Exhibit 99.4 See "Item 7. Exhibits."



Item 7. Exhibits.

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.        Description
-----------        -----------
99.4               Press release March 23, 2001, of NRG Energy, Inc. announcing the appointment of W. Mark Hart as Senior Vice President,
                   NRG Energy and President, NRG Europe and Latin America.




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NRG Energy, Inc.
                                       (Registrant)



                                       By   /s/   Leonard A. Bluhm
                                          --------------------------------------
                                            Leonard A. Bluhm
                                            Executive Vice President and Chief
                                            Financial Officer
                                            (Principal Financial Officer)



Dated:  April 03, 2001